UNCONDITIONAL GUARANTY AGREEMENT

The undersigned:

CHARGE INFRASTRUCTURE HOLDINGS, INC. (fka Charge Infrastructure, Inc.),, a corporation duly organized and validly existing in accordance with the laws of the State of Delaware, having its principal executive office located at 125 Park Avenue, 25th Floor, New York, NY 10017;

CHARGE ENTERPRISES, INC., a corporation duly organized and validly existing in accordance with the laws of the State of Delaware, having its principal executive office located at 125 Park Avenue, 25th Floor, New York, NY 10017 (collectively with CHARGE INFRASTRUCTURE HOLDINGS, INC. as the "Corporate Guarantor" or "Business Guarantor" or as the "Guarantors") in consideration of the making of a line of credit loan in the amount of up to **$8,000,000.00** (the "Loan") by **PIONEER BANK**, its successors and assigns (hereinafter called the "Lender"), to **NEXTRIDGE, INC.** and **ANS ADVANCED NETWORK SERVICES, INC.** (hereinafter collectively called the "Borrower"), and other valuable consideration, receipt of which is acknowledged, hereby unconditionally guarantee to the Lender, and the Lender's successors or assigns, that the Borrower will pay each and all amounts when the same may be due in which the Borrower is now, or shall hereafter become, indebted to the Lender, together with the interest thereon, subject to the terms and conditions set forth herein.

1. In default of any payment required to be made by the Borrower to the Lender, and/or any other default by Borrower under the promissory note executed in favor of the Lender and any other document executed in conjunction with the Loan executed by Borrower or any guarantor of the Loan, the undersigned hereby unconditionally promise and agree to pay to the Lender and the Lender's successors or assigns, upon demand, all amounts which the Borrower shall owe to the Lender, whether such indebtedness now exists or shall hereafter arise, together with the interest thereon, subject to the terms and conditions set forth herein. The Lender shall not be required prior to any such demand on the undersigned to make any demand on or pursue or exhaust any of the Lender's rights or remedies against the Borrower or others with respect to the payment of any such amounts. The undersigned agree that all liability hereunder shall continue notwithstanding the death, incapacity, insolvency, bankruptcy, dissolution, termination or lack of authority of the Borrower or any guarantor and that the failure by the Lender to file and enforce any claim against the Borrower or any guarantor shall not operate to release any other guarantor from the liability hereunder.

2. The undersigned also hereby postpone in favor of Lender, until payment in full by Borrower of all of its obligations due to Lender, any claim, right or remedy which the undersigned may now have or hereafter acquire against the Borrower that arises hereunder and/or from the performance by the undersigned hereunder including, without limitation, any claim, remedy or right of subrogation, reimbursement, exoneration, indemnification, or participation in any claim, right or remedy of the Lender against the Borrower or any security which the Lender now has or hereafter acquires, whether or not such claim, right or remedy

arises in equity, under contract, by statute, under common law or otherwise.

3. This agreement constitutes and is an absolute and unconditional guaranty of payment and not of collection, subject to the terms and conditions set forth herein, and is a continuing one irrespective of the validity, regularity or enforceability of any of Borrower's obligations to the Lender or any other circumstance which might otherwise constitute a defense. It is to apply to all existing indebtedness of the Borrower to the Lender and all indebtedness of the Borrower to the Lender which may arise hereafter, and to any and all modifications, renewals or extensions thereof.

4. Such indebtedness of the Borrower to the Lender which does not presently exist may be contracted hereafter at the request of the Borrower upon terms agreeable to the Lender without any further agreement or request on the part of, or any notice to, the undersigned.

5. Even if the underlying obligations hereby guaranteed are partially or fully paid, the obligations of the undersigned under this Guaranty Agreement will continue until the applicable period of the statute of limitations or other relevant time limitations have expired, during which an action could be commenced against the Lender for return of all or a portion of such payments. This continuing obligation will apply to all partial or complete payments, which may be received by the Lender, including, but not limited to, payments received from the undersigned, or any obligor under said obligation or any funds realized from the execution of a security interest held by the Lender, both as security for this Guaranty and for the underlying obligation.

6. Each Guarantor represents and warrants to Lender that (A) no representations or agreements of any kind have been made to such Guarantor which would limit or qualify in any way the terms of this Guaranty other than as the same is limited by the terms hereof below; (B) this Guaranty is executed at Borrower's request and not at the request of Lender; (C) such Guarantor has full power, right and authority to enter into this Guaranty (either individually or as the authorized company representative if an entity guarantor); (D) the provisions of this Guaranty do not conflict with or result in a default under any agreement or other instrument binding upon such Guarantor and do not result in a violation of any law, regulation, court decree or order applicable to such Guarantor; (E) such Guarantor has not and will not, without the prior written consent of Lender, sell, lease, assign, encumber, hypothecate, transfer, or otherwise dispose of all or substantially all of Guarantor's assets; (F) upon Lender's reasonable request, such Guarantor will provide to Lender financial and credit information in form acceptable to Lender, and all such financial information which currently has been, and all future financial information which will be provided to Lender is and will be true and correct in all material respects and fairly present such Guarantor's financial condition as of the dates the financial information is provided; (G) no material adverse change has occurred in such Guarantor's financial condition since the date of the most recent financial statements provided to Lender and no event has occurred which may materially adversely affect such Guarantor's financial condition; (H) no litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against such Guarantor is pending or threatened; (I) Lender has made no representation to such Guarantor as to the creditworthiness of Borrower; and (J) such Guarantor has established adequate means of obtaining from Borrower on a continuing

basis information regarding Borrower's financial condition. Each Guarantor agrees to keep adequately informed from such means of any facts, events, or circumstances which might in any way affect such Guarantor's risks under this Guaranty, and each Guarantor further agrees that, absent a request for information, Lender shall have no obligation to disclose to any Guarantor any information or documents acquired by Lender in the course of its relationship with Borrower.

7. Release or exchange of any security, release of anyone including, but not limited to, the Borrower or any other guarantor, decrease of the value of any security, extension of time or manner of payment, renewal of or failure to collect any of such indebtedness when due, or failure of the Lender to notify the undersigned of non-compliance by the Borrower of any obligation to the Lender, shall not relieve or discharge the undersigned of any obligation hereunder.

8. The provisions of this Guaranty are binding upon the undersigned, and upon the undersigned's heirs, distributees, personal representatives, successors and assigns. The undersigned may not, without the prior written consent of the Lender, assign any of the undersigned's obligations, rights, liabilities, or duties under this Guaranty. The obligations pursuant to this Guaranty are joint and several as between the Guarantors to the extent of each such Guarantor's maximum liability as provided herein.

9. The undersigned hereby irrevocably submit to the jurisdiction of any State or Federal court sitting in New York (Albany County) in any action or proceeding arising out of or relating to this Guaranty and the undersigned hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State court or in such Federal court.

10. This document will be governed by the laws of the State of New York without regard to its conflicts of law provisions.

11. The undersigned hereby irrevocably waive, to the fullest extent the undersigned may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. The undersigned hereby irrevocably waive, to the fullest extent the undersigned may effectively do so, a right to a trial by jury. Nothing in this paragraph shall affect the right of the Lender to bring any action or proceeding against the undersigned or the undersigned's property in the courts of other jurisdictions.

12. Each Guarantor agrees to pay upon demand, subject to the terms and conditions hereof, all of Lender's costs and expenses, including Lender's reasonable attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Guaranty. Lender may hire or pay someone else to help enforce this Guaranty, and each Guarantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's reasonable attorneys' fees and legal expenses whether or not there is a lawsuit, including reasonable attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Each Guarantor also shall pay all court costs and such additional reasonable fees as may

be directed by the court, subject to the terms and conditions hereof.

13. In addition to Lender's right of setoff arising by operation of law, each Guarantor agrees that all Guarantor's obligations under this Guaranty are secured by all shares and deposits in all joint and individual accounts Guarantor has with Lender now and in the future. Each Guarantor authorizes Lender, to the extent permitted by applicable law, to hold these funds if there is a default that has continued beyond any applicable notice and cure period and Lender may apply the funds in these accounts to pay what Guarantor owes under the terms of this Guaranty. Shares and deposits in an Individual Retirement Account and any other account that would lose special tax treatment under state or federal law if given as security are not subject to the security interest Guarantor has given in Guarantor's shares and deposits.

14. Each Guarantor agrees that the indebtedness of the Borrower, whether now existing or hereafter created, shall be superior to any claim that a Guarantor may now have or hereafter acquire against Borrower, whether or not Borrower becomes insolvent. Each Guarantor hereby expressly subordinates any claim that said Guarantor may have against Borrower, upon any account whatsoever, to any claim that Lender may now or hereafter have against Borrower. In the event of insolvency and consequent liquidation of the assets of Borrower, through bankruptcy, by an assignment for the benefit of creditors, by voluntary liquidation, or otherwise, the assets of Borrower applicable to the payment of the claims of both Lender and Guarantor shall be paid to Lender and shall be first applied by Lender to the Indebtedness. Each Guarantor does hereby assign to Lender all claims which it may have or acquire against Borrower or against any assignee or trustee in bankruptcy of Borrower; provided however, that such assignment shall be effective only for the purpose of assuring to Lender full payment in legal tender of the Indebtedness. If Lender so requests, any notes or credit agreements now or hereafter evidencing any debts or obligations of Borrower to Guarantor shall be marked with a legend that the same are subject to this Guaranty and shall be delivered to Lender. Each Guarantor agrees, and Lender is hereby authorized, in the name of Guarantor, from time to time to file financing statements and continuation statements and to execute documents and to take such other actions as Lender deems necessary or appropriate to perfect, preserve and enforce its rights under this Guaranty.

15. If any provision of this Guaranty is held to be illegal, invalid, or unenforceable under present or future laws effective during the term hereof, such provision shall be fully severable; the appropriate term or provision shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part of this Guaranty; and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom. Furthermore, in lieu of such illegal, invalid, or unenforceable provision there shall be added automatically as a part of this Guaranty a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid and enforceable

16. Each guarantor hereby agrees to submit annually to the Lender any personal financial information reasonably requested of them by the Lender.

17. This instrument constitutes the entire agreement between the parties, may not be modified or discharged orally, shall bind all who sign it jointly and severally, and shall

be construed and governed in accordance with the laws of the State of New York without regard to the conflict of laws principles thereof.

18. The Lender shall have the right to discharge or release one or more of the undersigned from any obligation hereunder, in whole or in part, without in any way releasing, impairing or affecting its right against the other or others of the undersigned. The failure of any other person to sign this Guaranty shall not release or affect the obligations or liability of the undersigned.

19. If more than one party executes this Guaranty, the obligations of the undersigned hereunder shall be joint and several and the term "Guarantor" shall include each as well as all of them.

20. Any notice required to be given under this Guaranty must be in writing and delivered to an officer, principal, employee or agent of the party being given notice to or at the address of that party as stated in this Guaranty, or any address subsequently provided by such party to the other in writing as the address for notices, in one of the following ways: (i) personal service; (ii) by certified mail, return receipt requested; or (iii) by any nationally recognized courier service which provides written evidence of delivery. Such notice shall be deemed to be effective upon receipt, regardless of the method of delivery, as evidenced by affidavit of service (if served personally) or the return receipt provided by the U.S. Postal Service or private courier. Any party may change its address for notices under this Guaranty by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. For notice purposes, Guarantor agrees to keep Lender informed at all times of Guarantor's current address. Unless otherwise provided or required by law, if there is more than one Guarantor, any notice given by Lender to any Guarantor is deemed to be notice given to all Guarantors.

21. Lender shall not be deemed to have waived any rights under this Guaranty unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Guaranty shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Guaranty. No prior waiver by Lender, nor any course of dealing between Lender and Guarantor, shall constitute a waiver of any of Lender's rights or of any of Guarantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Guaranty, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

22. EACH UNDERSIGNED GUARANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS GUARANTY AND AGREES TO ITS TERMS. IN ADDITION, EACH GUARANTOR UNDERSTANDS THAT THIS GUARANTY IS EFFECTIVE UPON GUARANTOR'S EXECUTION AND DELIVERY OF THIS GUARANTY TO LENDER AND THAT THE GUARANTY WILL CONTINUE UNTIL TERMINATED. NO FORMAL ACCEPTANCE BY LENDER IS NECESSARY TO MAKE THIS GUARANTY EFFECTIVE.

23. This document may be executed in counterparts, each of which will be deemed an original, but all of which together will be deemed to be one and the same agreement. The signors hereto agree that in any legal proceeding a copy of this document kept in Lender's course of business may be admitted into evidence as an original. Counterparts may be delivered via facsimile, electronic mail (including PDF or any electronic signature complying with the U.S. federal ESIGN Act of 2000, *e.g.*, www.docusign.com) or other transmission method, and any counterpart so delivered will be deemed to have been duly and validly delivered and be valid and effective for all purposes.

24. This Agreement and any other instrument of collateral security delivered in connection with the Loan shall be deemed contracts made under the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of said state.

25. Consent to Jurisdiction: EACH GUARANTOR AGREES THAT ANY ACTION OR PROCEEDING TO ENFORCE OR ARISING OUT OF THIS DOCUMENT MAY BE COMMENCED IN THE SUPREME COURT OF NEW YORK IN ALBANY COUNTY, THE SUPREME COURT OF NEW YORK WHERE THE REAL PROPERTY COLLATERAL (IF ANY) IS LOCATED IF A FORECLOSURE ACTION IS COMMENCED, OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF NEW YORK, AND EACH GUARANTOR WAIVES PERSONAL SERVICE OF PROCESS AND AGREES THAT A SUMMONS AND COMPLAINT COMMENCING AN ACTION OR PROCEEDING IN ANY SUCH COURT SHALL BE PROPERLY SERVED AND SHALL CONFER PERSONAL JURISDICTION IF SERVED BY REGISTERED MAIL UPON SAID GUARANTOR OR AS OTHERWISE PROVIDED BY THE LAWS OF THE STATE OF NEW YORK OR THE UNITED STATES.

26. Waiver of Jury Trial: EACH GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVES ANY RIGHT TO TRIAL BY JURY GUARANTOR MAY HAVE IN ANY ACTION OR PROCEEDING, IN LAW OR IN EQUITY, IN CONNECTION WITH THIS DOCUMENT OR THE TRANSACTIONS RELATED HERETO. EACH GUARANTOR REPRESENTS AND WARRANTS THAT NO REPRESENTATIVE OR AGENT OF LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT LENDER WILL NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THIS JURY TRIAL WAIVER. EACH GUARANTOR ACKNOWLEDGES THAT LENDER HAS BEEN INDUCED TO MAKE THE LOAN REFERENCED HEREIN BY, AMONG OTHER THINGS, THE PROVISIONS OF THIS SECTION.

SIGNATURES ON FOLLOWING PAGE

IN WITNESS WHEREOF, the Guarantors have executed this Guaranty on the date set forth below.

CHARGE INFRASTRUCTURE HOLDINGS, INC.

By: ______________________________

Craig Denson, President

CHARGE ENTERPRISES, INC.

By: ______________________________

Craig Denson, COO and CCO

STATE OF FLORIDA)
) ss.:
COUNTY OF OSCEOLA)

On the 21 day of October, in the year 2022 before me, the undersigned, personally appeared Craig Denson personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

____

Notary Public

NORMAN RUSCETTE
NOTARY PUBLIC
STATE OF FLORIDA
Comm# GG933291
Expires 12/7/2023